Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re	LENOX SALES INC., ET AL	Case No.	08-14679 (ALG) (Jointly Administered)
	Debtor	Reporting Period:	2/1/09 - 2/28/09

		Federal Tax I.D. #	41-1893270

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 20 days after the end of the month and submit a copy of the report to any official committee appointed in the case.

(Reports for Rochester and Buffalo Divisions of Western District of New York are due 15 days after the end of the month, as are the reports for Southern District of New York.)

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Y
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	Y
Copies of bank statements		N	1
Cash disbursements journals		N	1
Statement of Operations	MOR-2	Y
Balance Sheet	MOR-3	Y
Status of Post-petition Taxes	MOR-4	Y
Copies of IRS Form 6123 or payment receipt		N	1
Copies of tax returns filed during reporting period		N	1
Summary of Unpaid Post-petition Debts	MOR-4	Y
Listing of Aged Accounts Payable		Y
Accounts Receivable Reconciliation and Aging	MOR-5	Y
Taxes Reconciliation and Aging	MOR-5	Y
Payments to Insiders and Professional	MOR-6	Y
Post-Petition Status of Secured Notes, Leases Payable	MOR-6	Y
Debtor Questionnaire	MOR-7	Y

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Authorized Individual*	Date

Carl Landeck, Chief Liquidating Officer
Printed Name of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

1	Due to their voluminous nature, these documents are not attached but are available from the Debtor upon request

FORM MOR

2/2008

GENERAL NOTES TO FEBRUARY 2009

MONTHLY OPERATING REPORT

General:

This report includes activity for all Debtors in these jointly administered cases.

Notes to MOR-1, 2 and 3:

The financial statements and supplemental information contained herein are preliminary, unaudited, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects. In addition, the financial statements and supplemental information contained herein represent the condensed combined information for all Debtors.

The unaudited combined financial statements have been derived from the books and records of the Debtors. This information, however, has not been subject to certain procedures that would typically be applied to financial information in accordance with U.S. GAAP, and upon application of such procedures (such as tests for asset impairment), the Debtors believe that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments but does not include all adjustments that would typically be made for financial statements in accordance with U.S. GAAP.

The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future.

The Debtors in these cases include:

Lenox Sales, Inc.[1]	08-14679 (REG)
Lenox Group Inc.	08-14680 (REG)
FL 56 Intermediate Corp.[1]	08-14681 (REG)
D 56, Inc.[1]	08-14682 (REG)
Lenox, Incorporated[1]	08-14683 (REG)
Lenox Retail, Inc.[1]	08-14684 (REG)
Lenox Worldwide LLC[1]	08-14685 (REG)

1 These entities do not make any disbursements.

In re	LENOX SALES INC., ET AL	Case No.	08-14679 (ALG) (Jointly Administered)
	Debtor	Reporting Period:	2/1/09 - 2/28/09

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

LENOX GROUP INC. AND SUBSIDIARIES

PRELIMINARY CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)

(In thousands)

4 WEEKS ENDED FEBRUARY 28, 2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(4,356)

Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	631
Gain/(Loss) on disposition of assets	(40)
Translation adjustment	(3)
Amortization of other intangibles	144
Amortization of deferred financing fees	326
Equity compensation	6

Changes in assets and liabilities:
Accounts receivable	(3,185)
Inventories	1,941
Other assets	856
Accounts payable	(2,697)
Accrued compensation and benefits payable	(415)
Income taxes payable/receivable	13
Pension and post-retirement obligations	1
Other liabilities	173

Net cash provided by operating activities	(6,605)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property & equipment	(33)
Proceeds from the sale of assets	40

Net cash provided by investing activities	7

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings/(payments) on DIP revolving financing facility	7,848

Net cash provided by (used In) financing activities	7,848

NET INCREASE IN CASH AND EQUIVALENTS	1,250

CASH AND EQUIVALENTS AT BEGINNING OF PERIOD	327

CASH AND EQUIVALENTS AT END OF PERIOD	$1,577

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

TOTAL DISBURSEMENTS	$20,114,000
LESS: TRANSFERS TO OTHER DEBTOR IN POSSESSION ACCOUNTS	$—
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$—
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$20,114,000

FORM MOR-1

2/2008

In re	LENOX SALES INC., ET AL	Case No.	08-14679 (ALG) (Jointly Administered)
	Debtor	Reporting Period:	2/1/09 - 2/28/09

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

(Bank account numbers may be redacted to last four numbers.)

							Reconciled as of
G/L Acct.#	Account Description	Bank Account #	Bank Name	Bank Balance	G/L Balance	As of Date	Date
220.0127.CNBC0613	General-Canada	5500613	Canadian Bank of Commerce (CAD$)	14,182.85	14,188.86	2/28/2009	3/17/2009
617.0122.BOAM1015	Shanghai Operating Account	10841015	Bank of America, Shanghai	66,903.09	9,400.43	2/28/2009	3/18/2009
271010.0127.SVCB8628	Store Deposits	27318628	Sevier County Bank	2,580.93	4,415.32	2/28/2009	3/10/2009
1422.111060	Atlanta Showroom Checking	129577849	Wachovia Bank	31,895.04	31,895.04	2/28/2009	3/11/2009
276014.0127.QUEE6601	Store Deposits	465196601	Queenstown Bank of Maryland	5,047.82	5,938.98	2/28/2009	3/10/2009
5600.111050	Letter of Credit Funding Acct.	640126702	Bank One, NA	187,778.87	187,778.87	2/28/2009	3/11/2009
1431.111060	Columbus Showroom Checking	658848964	National City Corporation	3,338.50	3,338.50	1/31/2009	2/20/2009
271026.0127.NCPA5237	Store Deposits	658925237	National City Bank of Pennsylvania	4,333.11	6,504.66	2/28/2009	3/10/2009
1430.111060	Dallas Showroom Checking	950003018	Frost National Bank	21,136.80	21,136.80	2/28/2009	3/11/2009
271011.0127.NATC6751	Store Deposits	967336751	National City Bank of the Midwest	2,294.85	3,462.67	2/28/2009	3/10/2009
278607.0127.NATC8886	Store Deposits- Hoopla-Novi	982178886	National City Bank	—	—	2/28/2009	3/10/2009
242.0127.MTTC5105	Change Fund	2660005105	Manufacturers and Traders Trust Company	4,441.15	4,459.67	2/28/2009	3/1/2009
271062.0127.NFBK1517	Store Deposits	3724111517	Capital One Bank	1,503.41	4,315.07	2/28/2009	3/10/2009
271037.0127.BKNO5531	Store Deposits	3980515531	TD Banknorth	4,574.05	5,886.81	2/28/2009	3/10/2009
1423.111060	Chicago Showroom Checking	7518739920	Fifth Third Bank	—	28,189.63	2/28/2009	3/11/2009
271012.0127.NEGA2165	Store Deposits	8000032165	Northeast Georgia Bank	3,520.19	3,719.60	2/28/2009	3/10/2009
275601.0127.USBK1348	Retail - Mall of America (ZBA)	104756211348	US Bank	—	—	2/28/2009	3/10/2009
1421.111060	Minneapolis Showroom Checking	104756211355	US Bank	101.51	101.51	2/28/2009	3/11/2009
5600.111005	CC Processing	104756690137	US Bank	—	—	2/28/2009	3/10/2009
275603.0127.USBK7418	Retail - Disneyland (ZBA)	104756807418	US Bank	—	—	2/28/2009	3/10/2009
5600.111020	Controlled Disb. - (ZBA)	152118013977	US Bank	117,073.31	(309,043.16)	2/28/2009	3/11/2009
5600.111010	Concentration Account	160233250275	US Bank	208,941.56	208,941.56	2/28/2009	3/12/2009
5600.111040	ACH	170225138859	US Bank	5,134.43	81,375.75	2/28/2009	3/16/2009
5600.111014	Credit Card Collections (ZBA)	170225142810	US Bank	—	—	2/28/2009	3/10/2009
5600.111015	Current Account	800020405914	The Bank of Nova Scotia (CAD$)	68,770.66	66,801.75	2/28/2009	3/9/2009
276101.0127.SUNT2556	Store Deposits	1000049142556	SunTrust Bank	—	—	2/28/2009	3/10/2009
201.0121.WACH4180	Payroll-First Union	2000001684180	Wachovia Bank	—	(4,796.40)	2/28/2009	3/17/2009
201.0121.WACH9648	Disbursements-Master Acct	2000028329648	Wachovia Bank	95,118.60	95,118.60	2/28/2009	3/10/2009
201.0121.WACH0213	Third Party-ACH/Wires	2000028330213	Wachovia Bank	—	—	2/28/2009	3/1/2009
201.0121.WACH7995	General-First Union	2000030727995	Wachovia Bank	—	—	2/28/2009	3/5/2009
220.0121.WACH8971	General-First Union	2000031708971	Wachovia Bank	—	—	2/28/2009	3/1/2009
270.0121.WACH5708	General-First Union	2000031735708	Wachovia Bank	—	(84,109.07)	2/28/2009	3/12/2009
201.0905.EMPL	EE Credit Card Cash	2000032078244	Wachovia Bank	—	48,354.46	2/28/2009	3/20/2009
201.0121.WACH9010	Concentration Account	2000032079010	Wachovia Bank	375,761.82	375,761.82	2/28/2009	3/9/2009
270.0121.WACH5837	Global Store Deposits	2000109855837	Wachovia Bank	—	47,308.42	2/28/2009	3/12/2009
236.0121.WACHOV	Employee Account	2044740008287	Wachovia Bank	19,077.21	19,077.21	2/28/2009	3/5/2009
201.0121.WACH1542	General-First Union	2079950061542	Wachovia Bank	—	(874,377.58)	2/28/2009	3/20/2009
282.0121.WACH1053	ZBA-First Union	2079950071053	Wachovia Bank	—	(190,911.78)	2/28/2009	3/11/2009
201.0121.WACH0649	Controlled Disb. - Payroll	2079951060649	Wachovia Bank	—	(114,736.91)	2/28/2009	3/9/2009
282.0121.WACH0766	General-First Union	2100010070766	Wachovia Bank	—	28,978.28	2/28/2009	3/12/2009
220.2119	A/P US Customs	2100011972009	Wachovia Bank	—	(111,466.24)	2/28/2009	3/6/2009
201.0121.WACH5829	Trust Acct for Taxes	2000013085829	Wachovia Bank	1,200,000.00	1,200,000.00	2/28/2009	3/9/2009
201.0121.WACH9411	Lock Box-First Union	2100012019411	Wachovia Bank	—	—	2/28/2009	3/9/2009
270.0121.WACH1069	DTC-First Union	2100012021069	Wachovia Bank	—	406.42	2/28/2009	3/12/2009
1424.111060	Los Angeles Showroom Checking.	03762-05448	Bank of America	42,466.88	42,466.88	1/31/2009	2/11/2009
1425.111060	New York Showroom Checking	630-0978736	Bank of New York	677.05	677.05	2/28/2009	3/11/2009

FORM MOR-1 (CONT.)

2/2008

In re	LENOX SALES INC., ET AL	Case No.	08-14679 (ALG) (Jointly Administered)
	Debtor	Reporting Period:	2/1/09 - 2/28/09

STATEMENT OF OPERATIONS (Income Statement) UNAUDITED

The Statement of Operations is prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

LENOX GROUP INC. AND SUBSIDIARIES

PRELIMINARY CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

(In thousands)

	4 WEEKS ENDED FEBRUARY 28, 2009	CUMULATIVE FILING TO FEBRUARY 28, 2009

Net Sales	$14,923	$67,322
Cost of Sales	7,432	35,073
Gross Profit	7,491	32,249

Selling general and administrative	9,923	38,128

Operating Profit / (Loss)	(2,432)	(5,879)

Interest expense	1,263	8,191

Loss before reorganization items and income taxes	(3,695)	(14,070)

Reorganization items	688	3,868
Other (income) / expense, net	(27)	(382)
Income tax expense	—	15

Net Loss	$(4,356)	$(17,571)

FORM MOR-2

2/2008

In re	LENOX SALES INC., ET AL	Case No.	08-14679 (ALG) (Jointly Administered)
	Debtor	Reporting Period:	2/1/09 - 2/28/09

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from post-petition obligations.

LENOX GROUP INC. AND SUBSIDIARIES

PRELIMINARY CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

(In thousands)

ASSETS:	2/28/2009	1/31/2009
Current assets:
Cash	$1,577	$327
Accounts receivable, net	23,241	20,056
Inventories	66,190	68,130
Deferred taxes	1,839	1,839
Income tax receivable	564	564
Other current assets	10,191	11,358
Total current assets	103,602	102,274
	—	—
Property & equipment, net	32,144	32,742
Trademarks	24,913	24,913
Other intangibles, net	9,617	9,761
Other assets	1,392	1,409
Total assets	$171,668	$171,099
	—	—
LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
Borrowings on DIP	$11,090	$3,241
Accounts payable	9,918	11,067
Accrued compensation and benefits payable	1,309	1,594
Accrued severance	63	16
Other current liabilities	3,912	3,120
Total current liabilities	26,292	19,038

Other noncurrent liabilities	3,037	3,033

Total liabilities not subject to compromise	29,329	22,070

Liabilities subject to compromise	140,880	143,214

Total Stockholders' equity	1,459	5,815
Total liabilities and stockholders' equity	$171,668	$171,099

FORM MOR-3

2/2008

In re	LENOX SALES INC., ET AL	Case No.	08-14679 (ALG) (Jointly Administered)
	Debtor	Reporting Period:	2/1/09 - 2/28/09

STATUS OF POST-PETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

STATUS OF POST-PETITION TAXES				MONTH:	2/1/09 - 2/28/2009

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL		LIABILITY	OR ACCRUED	PAID	LIABILITY
1.	WITHHOLDING	$81,322	$519,498	$(536,995)	$63,825
2.	FICA - EMPLOYEE	$60,787	$340,323	$(351,676)	$49,434
3.	FICA - EMPLOYER	$60,787	$340,323	$(351,675)	$49,435
4.	UNEMPLOYMENT	$5,282	$18,390	$(20,736)	$2,936
5.	INCOME	$—	$—	$—	$—
6.	OTHER (ATTACH LIST)	$—	$—	$—	$—
7.	TOTAL FEDERAL TAXES	$208,178	$1,218,534	$(1,261,082)	$165,630

STATE AND LOCAL & OTHER
8.	WITHHOLDING	$39,365	$172,076	$(177,333)	$34,108
9.	SALES	$575,213	$315,412	$(657,229)	$233,396
10.	EXCISE	$—	$—	$—	$—
11.	UNEMPLOYMENT	$34,902	$170,159	$(177,584)	$27,477
12.	REAL PROPERTY	$14,583	$14,583	$—	$29,166
13.	PERSONAL PROPERTY	$36,777	$789	$(272)	$37,294
14.	OTHER (SEE APPENDIX A)	$791,554	$16,000	$(3,358)	$804,196
15.	TOTAL STATE AND LOCAL & OTHER	$1,492,394	$689,019	$(1,015,776)	$1,165,637
16.	TOTAL TAXES	$1,700,572	$1,907,553	$(2,276,858)	$1,331,267

FORM MOR-4

2/2008

In re	LENOX SALES INC., ET AL	Case No.	08-14679 (ALG) (Jointly Administered)
	Debtor	Reporting Period:	2/1/09 - 2/28/09

APPENDIX: A

AGING OF POST-PETITION TAXES - OTHER

	0-30 days	31-60 days	61-90 days	91+ days	Total
State & local income taxes	$—	$—	$(18,817)	$—	$(18,817)
Franchise taxes	$16,000	$16,000	$11,790	$—	$43,790
FIN48 (1)	$—	$—	$779,223	$—	$779,223
Other taxes payable	$16,000	$16,000	$772,196	$—	$804,196

STATUS OF POST-PETITION TAXES - OTHER
			Amount
		Beginning	Withheld and	Amount	Ending Tax
OTHER TAXES		Tax Liability	or/Accrued	Paid	Liability
State & local income taxes		$(18,817)	$—	$—	$(18,817)
Franchise taxes		$31,148	$16,000	$(3,358)	$43,790
FIN48 (1)		$779,223	$—	$—	$779,223
Total other taxes		$791,554	$16,000	$(3,358)	$804,196

(1) Represents FIN 48 Liability and is considered post-petition taxes although accrued in prepetition.

FORM MOR-4

2/2008

In re	LENOX SALES INC., ET AL	Case No.	08-14679 (ALG) (Jointly Administered)
	Debtor	Reporting Period:	2/1/09 - 2/28/09

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

		MONTH ENDED	MONTH ENDED	MONTH ENDED	MONTH ENDED
ACCOUNTS RECEIVABLE AGING		1/3/2009	1/31/2009	2/28/2009	3/28/2009
1.	Current	$16,381,837	$13,995,886	$15,924,141
2.	0-30 Days	$11,003,069	$6,478,974	$7,456,701
3.	31-60 Days	$10,042,629	$3,972,174	$3,202,075
4.	61-90 Days	$2,050,223	$6,292,747	$5,480,590
5.	91+ Days	$3,733,296	$4,323,696	$4,451,261
6.	TOTAL ACCOUNTS RECEIVABLE	$43,211,054	$35,063,477	$36,514,768
7.	ALLOWANCE FOR DOUBTFUL ACCOUNTS	$(16,163,000)	$(15,007,000)	$(13,274,000)
8.	ACCOUNTS RECEIVABLE, NET	$27,048,054	$20,056,477	$23,240,768

AGING OF POST-PETITION TAXES				MONTH ENDED:	2/28/2009

	0-30	31-60	61-90	91+
TAXES PAYABLE	DAYS	DAYS	DAYS	DAYS	TOTAL
1. FEDERAL	$165,630	$—	$—	$—	$165,630
2. STATE	$294,981	$—	$—	$—	$294,981
3. LOCAL	$15,372	$49,563	$1,525	$—	$66,460
4. OTHER (SEE APPENDIX A)	$16,000	$16,000	$772,196	$—	$804,196
5. TOTAL TAXES PAYABLE	$491,983	$65,563	$773,721	$—	$1,331,267

AGING OF POST-PETITION ACCOUNTS PAYABLE

		MONTH ENDED	MONTH ENDED	MONTH ENDED	MONTH ENDED
POST-PETITION AP AGING		1/3/2009	1/31/2009	2/28/2009	3/28/2009
1.	Current	$12,422,338	$11,123,248	$9,706,326
2.	0-30 Days	$(18,344)	$54,519	$297,694
3.	31-60 Days	$(92,304)	$(18,344)	$36,070
4.	61+ Days	$—	$(92,304)	$(122,059)
5.	TOTAL ACCOUNTS PAYABLE	$12,311,690	$11,067,119	$9,918,031

FORM MOR-5

2/2008

In re	LENOX SALES INC., ET AL	Case No.	08-14679 (ALG) (Jointly Administered)
	Debtor	Reporting Period:	2/1/09 - 2/28/09

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown on the Cash Receipts and Disbursements Report (MOR-1) list the amount paid to insiders (as defined in Section 101(31) (A)-(F) of the U.S. Bankruptcy Code) and to professionals. For payments to insiders, identify the type of compensation paid (e.g. Salary, Bonus, Commissions, Insurance, Housing Allowance, Travel, Car Allowance, Etc.). Attach additional sheets if necessary.

INSIDERS
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
Fred Spivak	Wages	$33,507.00	$110,776.13
Fred Spivak	T&E	$2,744.54	$7,360.56
Louis Fantin	Wages	$21,176.00	$74,122.00
Louis Fantin	T&E	$205.29	$205.29
Branka Hannon	Wages	$16,725.54	$59,433.62
Robert Cohen	Wages	$16,935.18	$59,278.36
Robert Cohen	T&E	$—	$39.00

TOTAL PAYMENTS TO INSIDERS		$91,293.55	$311,214.96

PROFESSIONALS
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID*
Berenson			$652,979.85	$1,139,214.36	$—
Carl Marks			$415,278.36	$818,373.86	$227,605.41
Garden City Group			$—	$197,621.25	$160,885.44
Paul Hastings			$—	$279,200.00	$24,461.21
Miller Buckfire			$—	$300,000.00	$—
Cushman & Wakefield			$6,000.00	$11,750.00	$—
Cooley			$—	$—	$340,956.04
BDO Seidman LLP			$—	$—	$189,461.65
Schulte Roth[1]			$—	$—	$435,459.10
Weil Gotshal			$—	$—	$1,861,709.10
TOTAL PAYMENTS TO PROFESSIONALS			$1,074,258.21	$2,746,159.47	$3,240,537.95
*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED
[1]	Schulte Roth has declined to report to Debtor fees incurred for month of February 2009 and as such, Debtors are unable to update the amount reported from last month's MOR

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID DURING MONTH	TOTAL UNPAID POST-PETITION
DIP Credit Facility (1)		$—	$11,089,660.00
Leases (2)		$1,000,090.69	$329,814.38

TOTAL PAYMENTS		$1,000,090.69	$11,419,474.38

(1)	The amounts paid during the month under the DIP revolving credit facility represent amounts swept from the Debtors' bank accounts to repay amounts owed under the facility.

(2)

The leases line item is made up of a significant number of landlords and lessors. As such, details are not attached but are available from the Debtors upon request. The unpaid balance remaining at 2/28/09 represents lease payments due for the period from 11/24/08 - 11/30/08 that may be paid if these particular leases are assumed. Alternatively, these amounts may be forgiven as part of mutual agreement to assume lease or ultimately may not be payable depending on rejection date (if rejection effective prior to 24th day of post petition month already paid in full).

FORM MOR-6

2/2008

In re	LENOX SALES INC., ET AL	Case No.	08-14679 (ALG) (Jointly Administered)
	Debtor	Reporting Period:	2/1/09 - 2/28/09

DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X
7	Are any post-petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post-petition payroll taxes past due?		X
9	Are any post-petition State or Federal income taxes past due?		X
10	Are any post-petition real estate taxes past due?	X
11	Are any other post-petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?	X
13	Are any amounts owed to post-petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post-petition loans been been received by the Debtor from any party?	X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

6	Payments of pre-petition liabilities have been made pursuant to Orders of the Bankruptcy Court

10	Certain real estate taxes are passed through to the Debtor from their landlords. These real estate taxes for the period 11/24/08 through 11/30/08 are past due.

12	Pursuant to Orders of the Bankruptcy Court, the debtor has paid certain pre-petition taxes such as trust taxes.

15	The Debtor entered into a debtor in possession revolving credit facility on Nov. 25, 2008 and drew on the facility during the period covered by this report

FORM MOR-7

2/2008